                            AAMES CAPITAL CORPORATION

                       Mortgage Pass-Through Certificates

                                PRICING AGREEMENT


                                                              September 15, 1997


Prudential Securities Incorporated,
   as Representative of the several Underwriters named in Schedule I hereto
         c/o      Prudential Securities Incorporated
                  One New York Plaza, 15th Floor
                  New York, New York 10038



Ladies and Gentlemen:

         Aames Capital Corporation (the "Company") proposes, subject to the terms and condition stated herein and the Underwriting Agreement, dated September 15, 1997 (the "Underwriting Agreement"), between the Company and Prudential Securities Incorporated, as underwriter and as Representative (in such capacity, the "Representative" of the several underwriters named in
Schedule I hereto (together with the Representative, the "Underwriters"), to issue and sell to the Underwriters the series of mortgage pass-through certificates specified in Schedule II hereto (the "Certificates"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented with respect to the Certificates. Each reference to Representative contained in the Underwriting Agreement shall be deemed to refer to the Representative named herein. Unless otherwise defined herein, terms in the Underwriting Agreement are used herein as therein defined.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Certificates in the form heretofore delivered to you is now proposed to be filed or, in the case of a supplement, mailed for filing with the Commission.



                                   Annex A-1

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to the Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Company, at the time and at the purchase price set forth in Schedule II hereto, the aggregate amount of each Class of Certificates set forth opposite the name of such Underwriter set forth in
Schedule I hereto plus, in the case of the Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class M-2F and Class B-1F Certificates, interest at the applicable Pass-Through Rate from September 1, 1997 to the Closing Date.






















                                   Annex A-2

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between the Underwriters and the Company.

                                     Very truly yours,

                                     AAMES CAPITAL CORPORATION


                                     By: /s/ Mark E. Elbaum
                                         -----------------------------------
                                         Name: Mark E. Elbaum
                                     Title: Senior Vice President-Finance

CONFIRMED AND ACCEPTED,
as of the date first above written:

PRUDENTIAL SECURITIES INCORPORATED



By: /s/ Mary Alice Kohs
    ------------------------------
    Name: Mary Alice Kohs
    Title: Vice President

          For itself and as
          Representative of the several
          Underwriters named in
          Schedule I hereto






                                   Annex A-3

                                   SCHEDULE I


                        Principal          Principal         Principal         Principal         Principal
                        Amount of          Amount of         Amount of         Amount of         Amount of
                        Class A-1F         Class A-2F        Class A-3F        Class A-4F        Class A-5F
Underwriter             Certificates       Certificates      Certificates      Certificates      Certificates
-----------             ------------       ------------      ------------      ------------      ------------

Prudential Securities   $28,350,000.00     $9,355,500.00     $11,250,000.00    $4,500,000.00     $5,400,000.00
Incorporated

Donaldson, Lufkin &     $18,900,000.00     $6,237,000.00     $7,500,000.00     $3,000,000.00     $3,600,000.00
Jenrette Securities
Corporation

Morgan Stanley & Co.    $7,875,000.00      $2,598,750.00     $3,125,000.00     $1,250,000.00     $1,500,000.00
Incorporated

NationsBanc Capital     $7,875,000.00      $2,598,750.00     $3,125,000.00     $1,250,000.00     $1,500,000.00
Markets, Inc.

                        Principal        Notional        Principal         Principal
                        Amount of        Amount of       Amount of         Amount of
                        Class A-6F       Class A-IO      Class M-1F        Class M-2F
Underwriter             Certificates     Certificates    Certificates      Certificates
-----------             ------------     ------------    ------------      ------------
Prudential Securities   $6,750,000.00    $40,500,000     $4,400,100.00     $4,000,050.00
Incorporated

Donaldson, Lufkin &     $4,500,000.00    $0              $2,933,400.00     $2,666,700.00
Jenrette Securities
Corporation

Morgan Stanley & Co.    $1,875,000.00    $0              $1,222,250.00     $1,111,125.00
Incorporated

NationsBanc Capital     $1,875,000.00    $0              $1,222,250.00     $1,111,125.00
Markets, Inc.

                        Principal          Principal           Principal          Principal         Principal
                        Amount of          Amount of           Amount of          Amount of         Amount of
                        Class B-1F         Class A-1A          Class M-1A         Class M-2A        Class B-1A
Underwriter             Certificates       Certificates        Certificates       Certificates      Certificates
-----------             ------------       ------------        ------------       ------------      ------------
Prudential Securities   $3,600,000.00      $110,141,100.00     $12,482,550.00     $12,482,550.00    $11,749,050.00
Incorporated

Donaldson, Lufkin &     $2,400,000.00      $73,427,400.00      $8,321,700.00      $8,321,700.00     $7,832,700.00
Jenrette Securities
Corporation

Morgan Stanley & Co.    $1,000,000.00      $30,594,750.00      $3,467,375.00      $3,467,375.00     $3,263,625.00
Incorporated

NationsBanc Capital     $1,000,000.00      $30,594,750.00      $3,467,375.00      $3,467,375.00     $3,263,625.00
Markets, Inc.

                                  SCHEDULE II


Registration Statement No. 333-21219
  Base Prospectus June 18, 1997
  Prospectus Supplement dated September 15, 1997
Mortgage Pass-Through Certificates, Series 1997-C

          Title of Certificates:                         Class A-1F
                                                         ----------

                   Amount of Certificates:               $63,000,000 (approximate)

                   Pass-Through Rate:                    LIBOR + .12%

                   Purchase Price Percentage:            99.75%

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $1,000.00 and integral multiples of $1.00 in excess
                                                         thereof.

          Title of Certificates:                         Class A-2F
                                                         ----------

                   Amount of Certificates:               $20,790,000 (approximate)

                   Pass-Through Rate:                    6.515%

                   Purchase Price Percentage:            99.75%

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $1,000.00 and integral multiples of $1.00 in excess
                                                         thereof.

          Title of Certificates:                         Class A-3F
                                                         ----------

                   Amount of Certificates:               $25,000,000 (approximate)

                   Pass-Through Rate:                    6.595%

                   Purchase Price Percentage:            99.75%

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $1,000.00 and integral multiples of $1.00 in excess
                                                         thereof.

          Title of Certificates:                         Class A-4F
                                                         ----------

                   Amount of Certificates:               $10,000,000 (approximate)

                   Pass-Through Rate:                    6.895%

                   Purchase Price Percentage:            99.75%

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $1,000.00 and integral multiples of $1.00 in excess
                                                         thereof.

          Title of Certificates:                         Class A-5F
                                                         ----------

                   Amount of Certificates:               $12,000,000 (approximate)

                   Pass-Through Rate:                    7.255%

                   Purchase Price Percentage:            99.726563%

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $1,000.00 and integral multiples of $1.00 in excess
                                                         thereof.

          Title of Certificates:                         Class A-6F
                                                         ----------

                   Amount of Certificates:               $15,000,000 (approximate)

                   Pass-Through Rate:                    6.89%

                   Purchase Price Percentage:            99.734375%

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $1,000.00 and integral multiples of $1.00 in excess
                                                         thereof.

          Title of Certificates:                         Class A-I0
                                                         ----------

                   Amount of Certificates:               $40,500,000 Notional Amount (approximate) 1-12 months,
                                                         $31,500,000 Notional Amount 13-24 months, $18,000,000
                                                         Notional Amount 24-30 months, $13,500,000 Notional Amount
                                                         31-36 months

                   Pass-Through Rate:                    7.00%

                   Purchase Price Percentage:            13.568998% of $40,500,000

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $1,000.00 and integral multiples of $1.00 in excess
                                                         thereof.

          Title of Certificates:                         Class M-1F
                                                         ----------

                   Amount of Certificates:               $9,778,000 (approximate)

                   Pass-Through Rate:                    7.12%

                   Purchase Price Percentage:            99.75%

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $25,000.00 and integral multiples of $1.00 in excess
                                                         thereof.

          Title of Certificates:                         Class M-2F
                                                         ----------

                   Amount of Certificates:               $8,889,000 (approximate)

                   Pass-Through Rate:                    7.315%

                   Purchase Price Percentage:            99.75%

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $25,000.00 and integral multiples of $1.00 in excess
                                                         thereof.

          Title of Certificates:                         Class B-1F
                                                         ----------

                   Amount of Certificates:               $5,335,000 (approximate)

                   Pass-Through Rate:                    7.65%

                   Purchase Price Percentage:            99.75%

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $25,000.00 and integral multiples of $1.00 in excess
                                                         thereof.

          Title of Certificates:                         Class A-1A
                                                         ----------

                   Amount of Certificates:               $244,758,000 (approximate)

                   Pass-Through Rate:                    LIBOR + .20%

                   Purchase Price Percentage:            99.75%

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $1,000.00 and integral multiples of $1.00 in excess
                                                         thereof.

          Title of Certificates:                         Class M-1A
                                                         ----------

                   Amount of Certificates:               $27,739,000 (approximate)

                   Pass-Through Rate:                    LIBOR + .38%

                   Purchase Price Percentage:            99.75%

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $1,000.00 and integral multiples of $1.00 in excess
                                                         thereof.

          Title of Certificates:                         Class M-2A
                                                         ----------

                   Amount of Certificates:               $27,739,000 (approximate)

                   Pass-Through Rate:                    LIBOR + .59%

                   Purchase Price Percentage:            99.75%

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $25,000.00 and integral multiples of $1.00 in excess
                                                         thereof.

          Title of Certificates:                         Class B-1A
                                                         ----------

                   Amount of Certificates:               $25,109,000 (approximate)

                   Pass-Through Rate:                    LIBOR + 1.00%

                   Purchase Price Percentage:            99.75%

                   Cut-off Date:                         September 1, 1997

                   Closing:                              September 19, 1997

                   Denominations:                        $25,000.00 and integral multiples of $1.00 in excess
                                                         thereof.


Representative with respect to the Offered Certificates: Prudential Securities Incorporated

Location of Settlement: The offices of Andrews & Kurth L.L.P., 601 South Figueroa Street, Los Angeles, California


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